Exhibit 99.2

Deflecto Acquisition, Inc. and

Subsidiaries

Consolidated Financial Statements

June 30, 2024

Deflecto Acquisition, Inc. and Subsidiaries

Table of Contents

June 30, 2024

Page
Consolidated Financial Statements

Consolidated Balance Sheet	1

Consolidated Statement of Operations and Comprehensive Income	2

Consolidated Statement of Cash Flows	3

Notes to Consolidated Financial Statements	5

Deflecto Acquisition, Inc. and Subsidiaries

Consolidated Balance Sheet

June 30, 2024

(In Thousands)

Assets
Current Assets
Cash and cash equivalents	$11,270
Accounts receivable, net	16,286
Inventories, net	18,642
Prepaid expenses and other current assets	2,635
Income tax receivable	82

Total current assets	48,915

Property, Plant and Equipment, Net	13,187

Other Assets	3,535
Goodwill, net
Customer relationships, net	18,767
Intangible assets, net	5,847
Right-of-use asset	9,890

Total other assets	38,039

Total assets	$100,141

Liabilities and Stockholders' Equity

Current Liabilities	$9,011
Accounts payable
Accrued expenses	5,453
Current maturities of long-term debt	751
Current maturities of operating lease liabilities	2,878
Income tax payable	69

Total current liabilities	18,162

Long-Term Liabilities
Long-term debt, net	20,648
Long-term operating lease liabilities, net	7,124
Deferred income taxes	2,072

Total liabilities	48,006

Stockholders' Equity
Common stock	-
Accumulated other comprehensive loss	(2,384)
Additional paid-in capital	126,736
Accumulated deficit	(72,217)

Total stockholders' equity	52,135

Total liabilities and stockholders' equity	$100,141

See notes to consolidated financial statements

Deflecto Acquisition, Inc. and Subsidiaries

Consolidated Statement of Operations and Comprehensive Income and Accumulated Deficit

Period Ended June 30, 2024

(In Thousands)

Net Sales	$65,688

Costs and Expenses
Cost of sales, excluding depreciation and amortization	44,872
Selling, general and administrative expenses	11,833
Depreciation	1,728
Amortization	1,563
Advisory fees	758

Total costs and expenses	60,754

Operating income	4,934

Other Income (Expense)
Interest expense	(999)
Interest income	17
Other income (expense)	29

Net other expense	(953)

Income before taxes	3,981

Provision for Income Taxes	505

NET INCOME	3,476

ACCUMULATED DEFICIT - Beginning of Year	(75,693)

ACCUMULATED DEFICIT - END OF YEAR	$(72,217)

Other Comprehensive Income
Foreign currency translation adjustment	(200)

Comprehensive income	$3,276

See notes to consolidated financial statements

Deflecto Acquisition, Inc. and Subsidiaries

Consolidated Statement of Cash Flows

Period Ended June 30, 2024

(In Thousands)

Cash Flows From Operating Activities
Net income	$3,476
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	3,287
Amortization of debt issuance costs	17
Change in allowance for doubtful accounts and rebates	40
Change in inventory reserve	(413)
Deferred taxes	(74)
Lease expense	1,638
Changes in assets and liabilities:
Accounts receivable	(1,978)
Inventories	(1,161)
Prepaid expenses and other current assets	167
Accounts payable	1,188
Accrued expenses	(1,827)
Lease liability	(1,661)
Income tax payable	(112)

Net cash flows from operating activities	2,587

Cash Flows From Investing Activities
Capital expenditures	(581)

Net cash flows from investing activities	(581)

Cash Flows From Financing Activities
Net payments on revolving credit agreements	(1,650)
Principal payments on long-term debt	(682)

Net cash flows from financing activities	(2,332)

Effect of exchange rate changes	(267)

Net change in cash and cash equivalents	(593)

Cash and Cash Equivalents, Beginning	11,863

Cash and Cash Equivalents, Ending	$11,270

See notes to consolidated financial statements

Deflecto Acquisition, Inc. and Subsidiaries

Consolidated Statement of Cash Flows

Period Ended June 30, 2024

(In Thousands)

Supplemental Cash Flow Disclosures
Cash paid for interest	$1,006
Cash paid for income taxes	$638

Noncash Investing and Financing Activities
Right of use asset	$1,242

See notes to consolidated financial statements

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

1.	Summary of Significant Accounting Policies

Nature of Operations

Deflecto Acquisition, Inc. and Subsidiaries (DAI or the Company) is the sole shareholder of Deflecto, LLC and Subsidiaries (DLLC). The Company is headquartered in Indianapolis, Indiana and operates domestically and internationally through the following wholly owned subsidiaries, collectively referred herein as the Subsidiaries and individually as a Subsidiary:

Beemak Plastics, LLC (United States)

Sate-Lite (Foshan) Plastics (People's Republic of China)

Deflecto Asia Ltd. (Hong Kong)

Yearntree Ltd. (United Kingdom)

Instachange Displays Limited (Canada)

Deflecto Canada, Ltd. (Canada)

Sate-Lite Technologies Private Ltd. (India)

Transportation Safety Holdings, LLC (United States)

The Subsidiaries serve a broad range of wholesale and retail markets within the highly-fragmented specialty plastics industry. The group primarily designs, manufactures and sells (1) "take-one" point of purchase brochure, folder and applications display holders, (2) plastic injection-molded office supply and arts, crafts and education products, (3) plastic and aluminum air venting and air control products, (4) extruded vinyl chair mats, (5) safety reflectors for bicycles and (6) mud flaps and splash guards for the heavy duty truck market.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and the Subsidiaries. All significant intercompany accounts and transactions have been eliminated.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an initial maturity of three months or less to be cash and cash equivalents. The Company maintains cash in bank accounts which, at times, exceed federally insured limits. The Company has cash balances of $6,078 held in foreign bank accounts at June 30, 2024. The Company has not experienced any losses in such accounts and management believes it is not exposed to significant credit risks.

Accounts Receivable

The Company adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2016-13, Financial Instruments—Credit Losses (Topic 326). The ASU introduces a new credit loss methodology, Current Expected Credit Losses (CECL), which requires earlier recognition of credit losses, while also providing additional transparency about credit risk. The CECL methodology utilizes a lifetime expected credit loss measurement objective for the recognition of credit losses at the time the receivable is originated or acquired. The expected credit losses are adjusted each period for changes in expected lifetime credit losses. There was no adjustment to retained earnings upon adoption.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

The Company recognizes an allowance for credit losses for trade and other receivables to present the net amount expected to be collected as of the balance sheet date. Such allowance is based on the credit losses expected to arise over the life of the asset which includes consideration of past events and historical loss experience, current events and also future events based on our expectation as of the balance sheet date. A receivable is considered past due if payments have not been received within agreed upon invoice terms. The Company's typical terms on accounts receivable are net 30-120 days. The Company does not accrue interest on past due accounts. Receivables are written off when the Company determined that such receivables are deemed uncollectible. The Company pools its receivables based on similar risk characteristics in estimating its expected credit losses. In situations where a receivable does not share the same risk characteristics with other receivables, the Company measures those receivables individually. The Company also continuously evaluates such pooling decisions and adjusts as needed from period to period as risk characteristics change.

The Company utilizes the loss rate method in determining its lifetime expected credit losses on its receivables. This method is used for calculating an estimate of losses based primarily on the Company's historical loss experience. In determining its loss rates, the Company evaluates information related to its historical losses, adjusted for current conditions and further adjusted for the period of time that can be reasonably forecasted. Qualitative and quantitative adjustments related to current conditions and the reasonable and supportable forecast period consider the following: past due receivables and the customer creditworthiness on the level of estimated credit losses in the existing receivables.

Accounts receivable are shown net of allowance for expected credit losses and discounts of $694 and customer rebates of $6,038 as of June 30, 2024.

Inventories

Inventories are stated at lower of cost (determined on an average or first-in, first-out basis) or net realizable value.

The Company reviews inventory and calculates a reserve based on the inventory items that either have not been used or are not expected to be used in the future. The inventory balances are recorded net of an inventory obsolescence reserve.

Property, Plant and Equipment

Property, plant and equipment obtained through a business acquisition are recorded at fair value at the date of acquisition of the Company. Otherwise, additions are stated at cost. Property, plant and equipment are presented less accumulated depreciation. Depreciation is provided for using primarily the straight-line method over the estimated useful lives of the respective assets. Major expenditures that extend the useful life of the asset are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation are removed for the accounts, with any resulting gains or losses included in operations. Amortization of leasehold improvements is included in the depreciation expense.

The useful lives of property, plant and equipment for the purpose of computing book depreciation are as follows:

Years
Machinery and equipment	3-10
Buildings and improvements	5-35

The Company evaluates property, plant and equipment for impairment whenever events occur, or circumstances change, that indicate that the fair value of the assets may be below carrying value.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

Leases

The Company follows FASB ASU No. 2016-02, Leases (Topic 842), and all related amendments. The Company recognizes assets and liabilities that arise from leases on the balance sheet. A lessee is to recognize, within the balance sheet, a liability to make lease payments (lease obligation) and a right-of-use asset representing the right to use the underlying asset for the lease term. At lease inception, leases are classified as either finance leases or operating leases with the associated right-of-use asset capitalized at the estimated present value of future lease payments. Operating lease right-of-use assets are expensed on a straight-line basis as lease expense over the estimated useful life of the asset.

The Company has elected certain accounting policies related to leases:

•	The Company elected not to apply the recognition requirements to all leases with an original term of 12 months or less, for which the Company is not likely to exercise a renewal option or purchase the asset at the end of the lease; rather, short term leases will continue to be recorded on a straight-line basis over the lease term.

•	The Company has elected the policy not to separate lease and nonlease components for all leases.

See Note 6 for further information.

Debt Issuance Costs

The Company presents long- term debt issuance costs as a direct reduction of long-term debt. The Company amortizes deferred financing costs using the straight-line method, which closely approximates the effective interest method, over the terms of the related debt. During 2023, the Company refinanced its debt, capitalizing new deferred financing cost of $166 during 2023. Amortization expense attributed to debt issuance costs was $17 for the period ended June 30, 2024, and is included in interest expense in the accompanying consolidated statement of operations and comprehensive loss. As of June 30, 2024, the net book value of the Company's deferred financing fees was $127.

Goodwill

Goodwill represents the amount by which the purchase price of net assets acquired in a business combination or acquisition exceeded their fair market value. The Company tests goodwill for impairment at the reporting level at least annually or when a triggering event has occurred. A triggering event may indicate the fair value of the entity is below its carrying value. The goodwill fair value is a level 3 fair value measurement. There were no impairment losses recorded for the period ended June 30, 2024.

Intangible Assets

Intangible assets consist of customer relationships, tradenames and patents related to unique manufacturing technology and product design. The Company amortizes intangible assets using the straight-line method over their estimated useful lives which range from 10 to 15 years.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

Impairment of Long-Lived Assets

The Company evaluates the recoverability of the carrying amount of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. The Company evaluates the recoverability of property and equipment and intangibles annually or more frequently if events or circumstances indicate that an asset might be impaired. If an asset is considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the asset exceeds its fair value. Assets to be disposed are reported at the lower of the carrying amount or fair value less cost to sell. Management determines fair value using an undiscounted future cash flow analysis or other accepted valuation techniques. To date, management believes there has not been any impairment of the Company's long-lived assets.

Revenue Recognition

The Company's revenues are substantially comprised of product sales. Revenue is recognized when the Company satisfies its performance obligation(s) under the contract by transferring the promised product to its customer. A performance obligation is a promise in a contract to transfer a distinct product or service to a customer.

Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring products or providing services. The nature of the Company's contracts gives rise to several types of variable consideration including incentives, discounts or rebates. As such, revenue is recorded net of estimated discounts, allowances and rebates. These estimates are based on historical experience, anticipated performance and the Company's best judgment at the time. Because of the Company's certainty in estimating these amounts, they are included in the transaction price of its contracts and the Company's estimates of variable consideration are generally not constrained.

The transaction price is allocated to each distinct performance obligation within the contract. Substantially all of the Company’s contracts have a single performance obligation.

Substantially all of the Company's revenue is from products transferred to customers at a point in time. The Company recognizes revenue at the point in time in which the customer obtains control of the product, which is generally when product title passes to the customer upon shipment.

The Company has elected to expense all incremental costs of obtaining a contract as incurred.

Sales, value add and other taxes collected from customers and remitted to governmental authorities are accounted for on a net (excluded from revenues) basis.

Neither the type of product sold or the location of sale significantly impacts nature, amount, timing or uncertainty of revenue and cash flows.

Shipping and Handling Costs

Shipping and handling fees charged to customers are included in net sales with the corresponding costs included in cost of sales in the consolidated statements of operations and comprehensive income (loss).

Research and Development Costs

Research and development costs are charged to expense as incurred.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

Income Taxes

The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in earnings in the period that includes the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The Company follows ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes. ASU No. 2015-17 requires deferred tax assets and liabilities to be classified as noncurrent in a classified balance sheet. When applicable, interest and penalties incurred on uncertain tax positions are calculated based on guidance from the relevant tax authority and included in income tax expense.

The provision for income taxes for interim periods is determined using an estimate of Deflecto's annual effective tax rate, adjusted for discrete items, if any, that are taken into account in the relevant period. Each quarter, Deflecto updates the estimate of the annual effective tax rate, and if the estimated tax rate changes, a cumulative adjustment is recorded.

The tax effects from an uncertain tax position can be recognized in the consolidated financial statements if the position is more likely than not to be sustained on audit based on the technical merits of the position. The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the consolidated financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. See Note 10 for additional detail on tax benefits related to uncertain tax positions.

Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to a concentration of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company deposits cash and cash equivalents with high quality financial institutions. The Company believes that its allowance for expected credit losses is adequate to cover potential credit risk.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

Foreign Currency Translation

The Company has subsidiaries and operations located in Canada, India, People's Republic of China and the United Kingdom. Net assets within Canada, India, People’s Republic of China and the United Kingdom as a percentage of Company totals were 40% as of June 30, 2024. The functional currencies of the Company's foreign operations are the local currencies. Accordingly, assets and liabilities of the Company's foreign operations are translated from foreign currencies into U.S. dollars at the exchange rates in effect at the balance sheet date, while income and expenses are translated at the weighted-average exchange rates for the year. Gains and losses for all transactions denominated in a currency other than the functional currency are recognized in the period incurred and included in other income and expense on the accompanying consolidated statements of operations. The Company recognized approximately $5 of foreign currency transaction expense for the period ended June 30, 2024. Adjustments resulting from the translation of foreign currency financial statements are classified as a separate component of stockholders' equity. The accumulated balance in other comprehensive loss pertaining to foreign currency translation was $(2,384) as of June 30, 2024.

2.	Inventories

The major categories of inventories, net of reserves, are summarized as follows at December 31:

2024
Raw materials	$6,203
Work-in-process	513
Finished goods	11,926

Inventories, net	$18,642

Inventories are shown net of inventory reserve of $3,204 at June 30, 2024.

3.	Property, Plant and Equipment

The major categories of property, plant and equipment are summarized as follows at December 31:

2024
Land	$199
Machinery and equipment	23,742
Buildings and improvements	9,666
Construction in progress	125

Total property, plant and equipment	33,732

Less accumulated depreciation	(20,545)

Property, plant and equipment, net	$13,187

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

4.	Goodwill

The changes in the carrying amount of goodwill were as follows:

Balance at January 1, 2024	$3,535

Additions	-

Balance at June 30, 2024	$3,535

5.	Intangible Assets

The Company's intangible assets consist of tradenames, patents and customer relationships, held by various subsidiaries, which are all being amortized ratably over their useful lives ranging from 10 to 15 years.

The Company's intangible assets consist of the following at December 31:

2024
Tradenames	$9,004
Patents	1,000
Customer Relationships	32,972
42,976

Less accumulated amortization	(18,362)

Intangible assets, net	$24,614

The Company recognized amortization expense of $1,559 for the period ended June 30, 2024. The intangible assets were decreased by $102 for the period ended June 30, 2024, due to changes in foreign exchange rates.

Estimated annual amortization expense of intangible assets for years ending after June 30, 2024 is as follows:

Years ending December 31:
2024 (6 months remaining)	$1,569
2025	3,141
2026	3,141
2027	3,116
2028	3,041
Thereafter	10,606

Total	$24,614

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

6.	Leases

Right-of-use assets represent the Company's right to use an underlying asset for the lease term, while lease liabilities represent the Company's obligation to make lease payments arising from the lease. Right-of-use assets and lease liabilities are recognized at the commencement date of a lease based on the present value of lease payments over the lease term.

The Company leases various land, buildings, offices and equipment. Certain of these leases contain various options to renew and expire at varying dates through December 2031. Leases are executed in the United States, Canada and China. The exercise of lease renewal options is at the Company's sole discretion. The Company regularly evaluates the renewal options and when they are reasonably certain of exercise, the Company includes the renewal period in the lease term.

In determining the discount rate used to measure the right-of-use assets and lease liabilities, the Company uses the rate implicit in the lease, or if not readily available, the Company uses the Company's incremental borrowing rate. The Company estimates the incremental borrowing rate based on an estimated secured rate comprised of a risk-free rate plus a credit spread as secured by the Company's assets

Right-of-use assets are assessed for impairment in accordance with the Company's long-lived asset policy. The Company reassesses lease classification and remeasures right of use assets and lease liabilities when a lease is modified and that modification is not accounted for as a separate new lease or upon certain other events that require reassessment in accordance with Topic 842.

The Company made significant assumptions and judgments in applying the requirements of Topic 842. In particular, the Company:

•	Evaluated whether a contract contains a lease, by considering factors such as whether the Company obtained substantially all rights to control an identifiable underlying asset and whether the lessor has substantive substitution rights.

The following table summarizes the operating lease right of use assets and operating lease obligations as of June 30:

2024
Operating lease right-of-use assets, net	$9,890

Operating lease liabilities
Current	$2,878
Long-term	7,124

Total operating lease liabilities	$10,002

Below is a summary of expenses incurred pertaining to leases during the period ended June 30:

2024
Operating lease expense	$1,954

Total lease expense	$1,954

As of June 30, 2024, the right-of-use assets and lease obligations were calculated using a weighted average incremental borrowing rate of 6.62 and weighted average lease term of 4.39 years.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

The table below summarized the Company's scheduled future minimum lease payments for years ending after June 30, 2024:

Years ending December 31:
2024 (6 months remaining)	$1,876
2025	2,949
2026	2,815
2027	1,461
2028	632
Thereafter	1,794

Total	11,527

Less present value discount	(1,525)

Lease liabilities	$10,002

The following table includes supplemental cash flow and noncash information related to the leases for the period ended June 30, 2024:

2024
Right-of-use assets obtained in exchange for lease liabilities:
Operating leases	$1,242

7.	Accrued Expenses

Accrued liabilities consist of the following at December 31, 2023:

2024
Accrued medical and workers' compensation	$265
Accrued payroll and related costs	2,341
Accrued professional fees	306
Accrued freight	338
Accrued other expenses	2,203

Total	$5,453

8.	Long-Term Debt

In May 2023, the Company amended and restated their credit agreement. The amended credit agreement consists of a revolving loan commitment of up to $22,500, a term loan of $10,750, and a mortgage loan for the Company's subsidiary in the United Kingdom of $3,468 (£2,524). The Company also entered into a seller note of $2,000 to fund a portion of the acquisition of James King. The seller note is unsecured and subordinated to all senior debt.

The Company is also required to pay a commitment fee, equal to 0.50% per annum on the unused portion of the revolving loan. The note is secured by substantially all the assets of the Company.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

Long-term debt consists of the following revolving loan commitments and fixed notes payable at June 30, 2024:

2024
Revolving loan commitment, due May 1, 2028 (as amended), with allowed borrowings up to $22,500, interest payable monthly at the SOFR (7.91% at June 30, 2024). This note is secured by substantially all the assets of the Company.	$1,264

Term loan (UK mortgage), due April 16, 2026, with principal of £14 and interest payable monthly at the adjusted SONIA rate plus 1.86% (7.06% at June 30, 2024). This note is secured by substantially all the assets of the Company.	2,226

Subordinated seller note payable, due May 1, 2026, with annual interest payments due and a final balloon payment of all outstanding principal and interest at maturity. The note accrues interest at a rate of 5%.	2,000

Term loan B due May 1, 2028, with principal payments of $134 due quarterly through April 2025, then increasing to $202 through April 2026, then increasing to $269 through maturity and interest payable monthly at the SOFR (7.76% at June 30, 2024). The note is secured by substantially all the assets of the Company.	10,212

Term loan (Canadian Mortgage), due May 1, 2043, with principal payments beginning on June 1, 2028. Interest is paid monthly for the initial five years of $44 per month. Interest is accrued at a rate of 8.75%. The note is secured by the mortgage on the facility.	5,824

Total	21,526

Less debt issuance costs, net	(127)

Less current portion	(751)

Long-term debt, net	$20,648

The Company's new credit facility includes financial covenants that require the Company to maintain a minimum fixed charge coverage ratio of at least 1.15, and a total leverage ratio to be greater than 3.00. The Company was in compliance with both covenants during the period ended June 30, 2024.

Aggregate maturities of long-term debt under the agreements in place at June 30, 2024 are as follows:

Years ending December 31:
2024 (remaining six months)	$375
2025	880
2026	3,148
2027	1,283
2028	8,903
Thereafter	6,810

Total	$21,399

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

9.	Stockholders' Equity

The Company has four classes of common stock.

Common Stock - Class C

During 2021, the Company issued 496 shares of Class C common stock. The aggregate purchase price was $21,550. Class C shares accrue accumulated dividends at a rate of 8% of the Class C Original Issue Price of $43 per share plus any unpaid cumulative dividends. As no dividends have been declared, none have been accrued in the accompanying consolidated financial statements. As of June 30, 2024, the amount of dividends in arrears, not yet declared or accrued, was approximately $5,160. Class C dividends are in preference to any declaration or payment of any dividend on the Class A, Class B and Class D shares. In the event of any liquidation, dissolution or winding up of the Company, Class C shares shall be entitled to receive their original issue price and any accrued but unpaid dividends in preference to Class A, Class B and Class D shares.

Common Stock - Class A

Prior to November 2018, the Class A original issue price was $64. During November 2018, the Company amended the Class A original issue price to $43 per share. Class A shares have equal voting rights. Class A shares accrue accumulated dividends at a rate of 8% of the Class A Original Issue Price of $43 per share plus any unpaid cumulative dividends. As no dividends have been declared, none have been accrued in the accompanying consolidated financial statements. As of June 30, 2024, the amount of dividends in arrears, not yet declared or accrued, was approximately $17,762. Class A dividends are in preference to any declaration or payment of any dividend on the Class B or Class D shares. In the event of any liquidation, dissolution or winding up of the Company, Class A shares shall be entitled to receive their original issue price and any accrued but unpaid dividends in preference to Class D and Class B shares.

Common Stock - Class D

During 2021, the Company issued 443.5 shares of Class D common stock to Evriholder Finance, LLC, which is a company with common ownership. The aggregate purchase price was $19,268. Class D shares have equal voting rights. Class D shares accrue accumulated dividends at a rate of 9% of the Class D Original Issue Price of $43 per share plus any unpaid cumulative dividends. As no dividends have been declared, none have been accrued in the accompanying consolidated financial statements. As of June 30, 2024, the amount of dividends in arrears, not yet declared or accrued, was approximately $5,256. Class D dividends are in preference to any declaration or payment of any dividend on the Class B shares. In the event of any liquidation, dissolution or winding up of the Company, Class D shares shall be entitled to receive their original issue price and any accrued but unpaid dividends in preference to Class B shares.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

Common Stock - Class B

During 2018, the Company authorized 200 Class B shares to be issued as part of an equity incentive plan. Class B shares have no voting rights. Class B shares require no initial capital contribution and are subject to vesting requirements based on continuous service with the Company and performance measures. In the event of any liquidation, dissolution or winding up of the Company, Class B shareholders are entitled to a pro-rata amount after the payment of the Class A preference.

The following table summarizes the activity of Class B shares as of and for the period ended June 30, 2024:

Shares
Outstanding at January 1, 2024	55

Issued	-
Forfeited	-

Outstanding at June 30, 2024	55

10.	Income Taxes

Income tax expense for the six months ended June 30, 2024 is primarily attributable to foreign taxes and withholding taxes incurred year to date.

The Company's effective tax rate was 5.75% for the six months ended June 30, 2024. The 2024 effective tax rate for the period was lower than the U.S. federal statutory rate primarily due to dividends received deduction, foreign taxes, and a full valuation allowance in the US and UK. The effective tax rate may be subject to fluctuations during the year as new information is obtained which may affect the assumptions used to estimate the effective tax rate, including factors such as expected utilization of net operating loss carryforwards, changes in or the interpretation of tax laws in jurisdictions where the Company conducts business, the Company’s expansion into new states or foreign countries, and the amount of valuation allowances against deferred tax assets. The Company has recorded a full valuation allowance against our net deferred tax assets in the US and UK as of June 30, 2024. These assets primarily consist of intangibles, interest expense carryforward, and net operating loss carryforwards, interest expense carryforward.

At June 30, 2024, the Company had no unrecognized tax benefits. At June 30, 2024, no unrecognized tax benefits were recorded in other long-term liabilities. No interest and penalties have been recorded for the unrecognized tax benefits for the period presented. At June 30, 2024, if recognized, no tax benefits would impact the Company’s effective tax rate subject to valuation allowance. The Company does not expect that the liability for unrecognized benefits will change significantly within the next 12 months. Deflecto recognizes interest and penalties with respect to unrecognized tax benefits in income tax expense (benefit). Deflecto has identified no uncertain tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within 12 months.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

11.	Retirement Plans

The Company's U.S. Subsidiaries participated in the Deflecto, LLC 401(k), a defined contribution plan for salaried and hourly employees. In order to participate in the Plan, employees must be at least 21 years old. The Company made contributions to the 401(k) totaling approximately $120 for the period ended June 30, 2024.

In addition, the Company contributes to a state sponsored retirement plan for its resident employees of China. Contributions are based on approximately 15% of participant base salaries for the period ended June 30, 2024.

12.	Commitments and Contingencies

Litigation

The Company is not aware of any pending legal claims which require disclosure. The Company is party to various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

Parent Company Units

The Company's owner, Deflecto Holdings, LLC, has authorized the issuance of Class B Common Member units (or Profits Interests) constituting a profits interest in the Company to certain members of Company's management. There were 7,836 units issued and outstanding as of June 30, 2024. The Company determined any compensation expense would be immaterial and, therefore, no equity-based compensation has been recorded or deemed necessary for the period ended June 30, 2024.

13.	Customer Concentrations

For the period ended June 30, 2024, no customers accounted for more than 10% of total sales.

14.	Related-Party Transactions

The Company entered into a management services agreement with Edgewater Capital Growth Management IV, L.P. (Edgewater) and another related party. The annual fees are payable quarterly in advance from the Company and its Subsidiaries in an amount not to exceed $1,500 and seven percent (7%) of the Adjusted EBITDA of the Company and its Subsidiaries for the preceding calendar year. The Company incurred $758 of expense for the period ended June 30, 2024, related to this agreement, which is included in advisory fees on the accompanying consolidated statements of operations and comprehensive loss. The Company also incurred $0 of directors fees to Edgewater and another related party for the period ended June 30, 2024. In addition, the management services agreement provides for additional fees relating to assistance with transactions, liquidity or financing events. At June 30, 2024, the Company has no amount due to related parties.

As disclosed in Note 9, the Company issued class D common stock to Evriholder, which was a sister company through common ownership.

Deflecto Acquisition, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2024

(In Thousands)

15.	Subsequent Events

The Company has evaluated subsequent events occurring through April 30, 2024, which is the date that the Company's consolidated financial statements were approved to be issued, for events requiring recording or disclosure in the Company's consolidated financial statements.

On October 18, 2024, the Company was acquired by Acacia Research Company in a stock sale. The sale is being accounted for under ASC 805, Business Combinations.